UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
June 6, 2018

Live Nation Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9348 Civic Center Drive Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 867-7000
Registrant’s telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On June 6, 2018, effective as of the annual meeting of stockholders (the “Annual Meeting”) of Live Nation Entertainment, Inc. (the “Company”), Jonathan Dolgen and Peggy Johnson retired from the board of directors (the “Board”) of the Company.
Item 5.07 Submission of Matters to a Vote of Security Holders.
(b) On June 6, 2018, at the Annual Meeting:
1. Mark Carleton, Ari Emanuel, Ted Enloe, Ping Fu, Jeff Hinson, Jimmy Iovine, Jim Kahan, Greg Maffei, Randall Mays, Michael Rapino, Mark Shapiro and Dana Walden were elected as directors to serve for a term of one year expiring at the annual meeting of stockholders to be held in 2019 or until their successors are elected and qualified; and
2. Ernst & Young LLP was ratified as the Company’s independent registered public accounting firm for the 2018 fiscal year.
The final results of the voting at the Annual Meeting were as follows:

Proposal No. 1 – Election of Directors
Nominees	For	Against	Abstained	Broker Non-Votes
Mark Carleton	160,254,034	31,882,866	141,037	5,030,411
Ari Emanuel	162,421,134	29,790,398	66,405	5,030,411
Ted Enloe	155,830,932	36,375,518	71,487	5,030,411
Ping Fu	191,766,653	441,332	69,952	5,030,411
Jeff Hinson	162,803,740	29,405,717	68,480	5,030,411
Jimmy Iovine	164,597,107	27,614,346	66,484	5,030,411
Jim Kahan	163,314,159	28,894,768	69,010	5,030,411
Greg Maffei	125,515,941	66,620,597	141,399	5,030,411
Randall Mays	153,771,082	38,439,872	66,983	5,030,411
Michael Rapino	164,597,597	27,616,179	64,161	5,030,411
Mark Shapiro	158,505,223	33,704,746	67,968	5,030,411
Dana Walden	191,769,769	439,523	68,645	5,030,411

Proposal No. 2 – Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2018
For	Against	Abstained
194,196,656	3,030,874	80,818

Item 8.01 Other Events.
In connection with their initial election to the Board, on June 6, 2018, Ms. Fu and Ms. Walden each entered into the Company’s form indemnification agreement for directors, which is included as Exhibit 10.1 and incorporated herein by reference. A copy of the press release issued by the Company on June 6, 2018 in respect of Ms. Fu’s and Ms. Walden’s election to the Board is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The information in the Exhibit Index of this Current Report on Form 8-K is incorporated into this Item 9.01(d) by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

By:	/s/ Brian Capo
Brian Capo
Senior Vice President and Chief Accounting Officer
June 8, 2018

EXHIBIT INDEX

Exhibit No.	Description
10.1
Form of Indemnification Agreement (incorporated by reference to Exhibit 10.23 of the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed with the Securities and Exchange Commission on February 25, 2010).

99.1	Press release issued by Live Nation Entertainment, Inc. on June 6, 2018.